UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 23, 2005


                          Chicago Rivet & Machine Co.
                          ---------------------------
             (Exact name of registrant as specified in its charter)


         Illinois                    0-1227                 36-0904920
         --------                    ------                 ----------
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)           Identification No.)


         901 Frontenac Road, Naperville, Illinois          60563
         ----------------------------------------          -----
         (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (630) 357-8500
                                                   --------------


-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 23, 2005, the Audit Committee of the Board of Directors of Chicago Rivet & Machine Co. (the "Company") engaged Grant Thornton LLP to serve as the Company's independent registered public accounting firm for the year ending December 31, 2005.

Between January 1, 2003 and the engagement of Grant Thornton LLP on March 23, 2005, neither the Company nor anyone acting on behalf of the Company consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements; as such, no written or oral advice was provided or (ii) any matter that was either the subject of a disagreement with PricewaterhouseCoopers LLP, the Company's former independent registered public accounting firm, or a "reportable event" (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHICAGO RIVET & MACHINE CO.


Date: March 24, 2005                    By:  /s/ John C. Osterman
                                             -----------------------------
                                             John C. Osterman
                                        Its: President, Chief Operating
                                             Officer and Treasurer